AMENDMENT NO. 5 TO
MASTER LOAN AGREEMENT

THIS AMENDMENT NO. 5 TO MASTER LOAN AGREEMENT (this “Amendment”) is made and entered into effective November __, 2016, by and between NORTHWEST FARM CREDIT SERVICES, FLCA and NORTHWEST FARM CREDIT SERVICES, PCA (collectively, “Lender”) and ORM TIMBER FUND III (REIT) INC. (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender entered into a Master Loan Agreement dated December 2, 2013 (herein, as at any time amended, extended, restated, renewed, supplemented or modified, the “Loan Agreement”), and certain related loan documents (herein, as at any time amended, extended, restated, renewed, supplemented or modified, collectively the “Loan Documents”).

WHEREAS, Borrower and Lender desire to modify the Loan Agreement for the purposes stated herein.

NOW THEREFORE, for good and valuable consideration, Borrower and Lender agree as follows:

1.    Except as expressly modified or changed herein, all terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall not be changed hereunder. All terms not otherwise defined herein shall have the meaning given such term in the Loan Agreement and the other Loan Documents.

2.    The following definitions in Section 1 of the Loan Agreement are hereby amended in their entirety as follows:

“Consolidated EBITDDA” means, for any period, the sum of: (a) Consolidated Net Income; (b) Consolidated Net Interest Expense; (c) consolidated depreciation expense; (d) consolidated depletion expense; (e) consolidated basis of real estate sold; (f) Consolidated Taxes; and (g) consolidated amortization expense, all as determined in accordance with GAAP.

“Distributions” means cash or other Property paid to a Person by virtue of the Person’s ownership in Borrower and or Borrower’s Affiliates. For the 2016 Fiscal Year, Distributions shall exclude any cash distributions made during the 2016 Fiscal Year that were related to earnings generated in the 2015 Fiscal Year.

3.    This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. This Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents. Each of the Loan Documents, agreements and instruments creating, evidencing and securing the repayment of the above-referenced loan shall remain in effect and is valid, binding and enforceable according to its terms, except as modified by this Amendment. Time is of the essence in the performance of the Note and the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender.

4.    The undersigned Guarantors executed a Guaranty Agreement (“Guaranty”). Each of the undersigned hereby consents and agrees to the foregoing Amendment and confirms that notwithstanding the Amendment, the obligations of each of the undersigned under or in connection with the Loan Documents or the Guaranty executed by it are and shall remain in full force and effect, in accordance with their respective terms.

In Witness Whereof, the parties hereto have duly executed this Amendment to be effective as of the date first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Amendment No. 5 to Master Loan Agreement (ORM Timber Fund III (REIT) Inc.)

LENDERS:
NORTHWEST FARM CREDIT SERVICES, FLCA

By:
Authorized Agent

NORTHWEST FARM CREDIT SERVICES, PCA

By:__________________________________
Authorized Agent

BORROWER:
ORM Timber Fund III (REIT) Inc.
By: Olympic Resource Management LLC, its Manager
By: Pope MGP, Inc., its Managing Member

_
By: Thomas M. Ringo
Its: President and CEO

GUARANTORS:
ORM Timber Fund III LLC
By: Olympic Resource Management LLC, its Manager
By: Pope MGP, Inc., its Managing Member

_
By: Thomas M. Ringo
Its: President and CEO

ORM Timber Fund III (Foreign) LLC
By: Olympic Resource Management LLC, its Manager
By: Pope MGP, Inc., its Managing Member

_
By: Thomas M. Ringo
Its: President and CEO

Amendment No. 5 to Master Loan Agreement (ORM Timber Fund III (REIT) Inc.)
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